                                                                   Exhibit 1.1.1

                                 SCHWAB TRUSTS

                        SCHWAB TEN TRUST, 2000 SERIES B

            for all series formed on or subsequent to the effective
                              date specified below

                                   __________

                         TRUST INDENTURE AND AGREEMENT

                                     Among

                           CHARLES SCHWAB & CO., INC.

                                      and

                          ING FUNDS DISTRIBUTOR, INC.
                                 As Depositors

                                      and

                            THE CHASE MANHATTAN BANK
                                   As Trustee

                                      and

                      ING MUTUAL FUNDS MANAGEMENT CO. LLC
                            As Portfolio Supervisor


                                   __________

                              Dated:  May 16, 2000

                                 SCHWAB TRUSTS

                        SCHWAB TEN TRUST, 2000 SERIES B

                             and Subsequent Series

                               TABLE OF CONTENTS

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                                                                                                  Page
INTRODUCTION .....................................................................................  i

 ARTICLE 1 DEFINITIONS; CERTIFICATES .............................................................  2
  Section 1.1.  Definitions ......................................................................  2

 ARTICLE 2 DEPOSIT OF SECURITIES; DECLARATION OF TRUST;
            FORM AND ISSUANCE OF CERTIFICATES ....................................................  5
  Section 2.1.  Deposit of Securities ............................................................  5
  Section 2.2.  Declaration of Trust .............................................................  5
  Section 2.3.  Issue of Units ...................................................................  5
  Section 2.4.  Certain Contracts Satisfactory ...................................................  6
  Section 2.5.  Deposit of Additional Securities .................................................  6

 ARTICLE 3 ADMINISTRATION OF TRUST ...............................................................  9
  Section 3.1.  Initial Cost .....................................................................  9
  Section 3.2.  Income Account ................................................................... 10
  Section 3.3.  Principal Account ................................................................ 10
  Section 3.4.  Reserve Account .................................................................. 11
  Section 3.5.  Payments and Distributions ....................................................... 11
  Section 3.6.  Distribution Statements .......................................................... 13
  Section 3.7.  Substitute Securities ............................................................ 15
  Section 3.8.  Sale of Securities ............................................................... 16
  Section 3.9.  Counsel .......................................................................... 16
  Section 3.10  Notice and Sale by Trustee ....................................................... 17
  Section 3.11. Reorganization and Similar Events ................................................ 17
  Section 3.12. Notice of Actions ................................................................ 17
  Section 3.13. Notice of Change in Principal Account ............................................ 17
  Section 3.14. Extraordinary Distributions ...................................................... 18
  Section 3.15. Grantor Trust Status ............................................................. 18
  Section 3.16. Deferred Sales Charge ............................................................ 18

 ARTICLE 4 EVALUATION OF SECURITIES .............................................................. 19
  Section 4.1.  Evaluation of Securities ......................................................... 19
  Section 4.2.  Tax Reports ...................................................................... 19

  Section 4.3.  Liability of Trustee with respect to Evaluations ................................. 20

 ARTICLE 5 TRUST EVALUATION, REDEMPTION, PURCHASE, TRANSFER,
            INTERCHANGE OR REPLACEMENT OF CERTIFICATES............................................ 20
  Section 5.1.  Trust Evaluation ................................................................. 20
  Section 5.2.  Redemptions by Trustee; Purchases by Depositors .................................. 21
  Section 5.3.  Depositor Redemptions ............................................................ 24
  Section 5.4.  Units to be Held Only Through the Depository Trust
                 Company or a Successor Clearing Agency .......................................... 25

 ARTICLE 6 TRUSTEE; REMOVAL OF DEPOSITORS ........................................................ 25
  Section 6.1.  General Definition of Trustee's Liabilities, Rights
                 and Duties; Removal of Depositors ............................................... 25
  Section 6.2.  Books, Records and Reports ....................................................... 28
  Section 6.3.  Indenture and List of Securities on File ......................................... 29
  Section 6.4.  Compensation and Indemnification ................................................. 29
  Section 6.5.  Removal and Resignation of the Trustee; Successor ................................ 30
  Section 6.6.  Qualifications of Trustee ........................................................ 31

 ARTICLE 7 DEPOSITORS ............................................................................ 32
  Section 7.1.  Succession ....................................................................... 32
  Section 7.2.  Resignation of a Depositor ....................................................... 32
  Section 7.3.  Liability of Depositors and Indemnification ...................................... 32
  Section 7.4.  Compensation ..................................................................... 33
  Section 7.5.  Joint Position of Depositors; Power of Attorney .................................. 34
  Section 7.6.  Resignation and Removal of Portfolio Supervisor;
                 Successor ....................................................................... 34
  Section 7.7.  Liability of Portfolio Supervisor and
                 Indemnification ................................................................. 35

 ARTICLE 8 RIGHTS OF UNITHOLDERS ................................................................. 36
  Section 8.1.  Beneficiaries of Trust ........................................................... 36
  Section 8.2.  Rights, Terms and Conditions ..................................................... 37

 ARTICLE 9 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS ........................................ 37
  Section 9.1.  Amendments ....................................................................... 37
  Section 9.2.  Termination ...................................................................... 38
  Section 9.3.  Construction ..................................................................... 41
  Section 9.4.  Registration of Units ............................................................ 41
  Section 9.5.  Written Notice ................................................................... 41
  Section 9.6.  Severability ..................................................................... 41
  Section 9.7.  Dissolution of Depositors Not to Terminate ....................................... 42

                                 SCHWAB TRUSTS
                        SCHWAB TEN TRUST, 2000 SERIES B
                                      AND
                               SUBSEQUENT SERIES

                         TRUST INDENTURE AND AGREEMENT
                               DATED MAY 16, 2000


          This Trust Indenture and Agreement ("Indenture") dated May 16, 2000, among Charles Schwab & Co., Inc. and ING Funds Distributor, Inc., as Depositors, The Chase Manhattan Bank, as Trustee and ING Mutual Funds Management Co. LLC, as Portfolio Supervisor.

                                WITNESSETH THAT

          In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee and the Portfolio Supervisor agree as follows:

                                  INTRODUCTION

          The Depositors concurrently with the execution and delivery hereof are establishing Schwab Trusts, Schwab Ten Trust, 2000 Series B (and subsequent Series), wherein certain securities consisting of common stock and contracts and funds for the purchase of such securities (collectively, the "Securities") will be deposited by the Depositors, to be held by the Trustee in trust for the use and benefit of the registered holders of certificates of ownership (the "Unitholders") to be issued as hereinafter provided. The parties hereto are entering into this Indenture for the purpose of establishing certain of the terms, covenants and conditions of Schwab Trusts, Schwab Ten Trust, 2000 Series B and of each additional series of Schwab Trusts which may be established from time to time hereafter. For Schwab Trusts, Schwab Ten Trust, 2000 Series B and each subsequent series of Schwab Trusts (sometimes referred to herein as the "Trust") (as to which this Indenture is to be applicable) the parties hereto shall execute a separate Reference Trust Agreement incorporating by reference this Indenture and effecting any amendment, supplement or variation from or to such incorporation by reference with respect to the related series and specifying for that series (1) the Securities deposited in trust and the number of Units delivered by the Trustee in exchange for the Securities pursuant to
Section 2.3; (2) the initial fractional undivided interest represented by each Unit; (3) the first and subsequent Record Dates; (4) the first and subsequent Distribution Dates; (5) the First Settlement Date; (6) the liquidation amount for purposes of Section 6.1(g); (7) the Trustee's fee; (8) the Depositors' fee, if any; (9) the portfolio supervisory fee pursuant to Section 7.4; (10) the Termination Date; and (11) any other change or addition contemplated or permitted by this Indenture.

                                   ARTICLE 1

                           DEFINITIONS; CERTIFICATES

          Section 1.1  Definitions:  Whenever used in this Indenture the
                       -----------
following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

          (1) "Addendum to the Reference Trust Agreement" shall mean the addendum which evidences the Additional Securities deposited into the Trust and the number of Additional Units created.

          (2) "Additional Securities" shall mean such Securities as are listed in Supplementary Schedules to Addendums to the Reference Trust Agreement or a Deposit Certificate and which have been deposited to effect an increase over the number of Units initially specified in the Reference Trust Agreement.

          (3) "Additional Units" shall mean such Units as are issued in respect of Additional Securities.

          (4) "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which the New York Stock Exchange is closed for trading, a legal holiday in the City of New York, or a day on which banking institutions are authorized by law to close.

          (5) "Contract Securities" shall mean Securities which are to be acquired by the Trust pursuant to contracts entered into by the Depositors, including (i) Securities listed in Schedule A to the Reference Trust Agreement and (ii) Securities which the Depositors have contracted to purchase for the Trust pursuant to Sections 2.5 and 3.7.

          (6) "Depositors" shall mean Charles Schwab & Co., Inc. ("Schwab") or its successors in interest and ING Funds Distributor, Inc. ("ING") or its successors in interest, or any successor depositor or depositors appointed as herein provided.

          (7) "Distribution Agency Agreement" shall mean the Distribution Agency Agreement among the Depositors, Trustee and the Distribution Agent dated as of May 16, 2000.

          (8) "Distribution Agent" shall mean the Distribution Agent appointed in the Distribution Agency Agreement, or its successor as appointed pursuant to the Distribution Agency Agreement.

          (9) "Distribution Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

          (10) "DTC" shall mean Depository Trust Company, or its successors.

          (11) "Failed Security" shall have the meaning assigned to it in
Section 3.7 hereof.

          (12) "First Settlement Date" shall mean the date specified in Part II of the Reference Trust Agreement.

          (13) "Indenture" shall mean this Trust Indenture and Agreement as originally executed or, if amended as herein provided, as so amended.

          (14) "Original Issue" shall mean an issue of Securities deposited pursuant to Section 2.1 or any Substitute Securities purchased to replace any Original Issue which have become Failed Securities.

          (15) "Original Proportionate Relationship" shall mean the proportionate relationship among the number of shares of each Security established on the deposit made pursuant to Section 2.1. The Original Proportionate Relationship shall be adjusted, if appropriate, to reflect (1) the deposit of Substitute Securities and (2) the occurrence of any stock dividend, stock splits, redemptions, or similar events.

          (16) "Portfolio Supervisor" shall mean ING Mutual Funds Management Co. LLC, or its successor or any successor Portfolio Supervisor appointed as herein provided.

          (17) "Prospectus" shall mean the prospectus included in the registration statement, as amended, on Form S-6 under the Securities Act of 1933, as amended, relating to the Trust on file with the Securities and Exchange Commission at the time such registration statement, as amended, becomes effective, except that if the prospectus filed pursuant to Rule 497(b) under the Securities Act of 1933, as amended, differs from the prospectus on file at the time such registration statement, as amended, becomes effective, the term Prospectus shall refer to the Rule 497(b) prospectus from and after the time it is mailed or otherwise delivered to the Securities and Exchange Commission for filing.

          (18) "Record Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

          (19) "Redemption Form" shall mean the form provided by the Trustee at the request of holders of Units for the purposes of redeeming such Units, as such form may be reasonably acceptable to the Depositors and the Trustee from time to time.

          (20) "Reference Trust Agreement" shall mean the indenture for the particular series of Schwab Trusts into which the terms of this Indenture are incorporated.

          (21) "Securities" shall mean such common stock, preferred stock, ADRs and contracts and funds for the purchase of such securities as are (i) deposited in irrevocable trust and listed in the Schedule to the Reference Trust Agreement and (ii) received in exchange or substitution for any Securities pursuant to
Section 3.7 hereof, as may from time to time be acquired and continue to be held as a part of the Trust to which such Reference Trust Agreement relates.

          (22) "Substitute Security" shall mean a Security purchased by the Trustee pursuant to Section 3.7 hereof.

          (23) "Termination Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

          (24) "Trust" shall mean the Trust created by this Indenture, which shall consist of the Securities held pursuant and subject to this Indenture together with all dividends thereon, received but undistributed, any undistributed cash realized from the sale, redemption, liquidation thereof, such amounts as may be on deposit in the Reserve Accounts hereinafter established and all other property and rights to which Unitholders may be entitled under the provisions of this Indenture.

          (25) "Trustee" shall mean The Chase Manhattan Bank, or its successor or any successor Trustee appointed as herein provided.

          (26) "Unit" shall mean the fractional undivided interest in and ownership of the Trust initially specified in Part II of the Reference Trust Agreement, the denominator of which shall be decreased by the number of any such Units redeemed as provided in Section 5.2 and increased by any Additional Units which are specified in a Supplementary Schedule to an Addendum to the Reference Trust Agreement or a Deposit Certificate as defined in Section 2.5.

          (27) "Unitholder" shall mean the registered holder of units of beneficial interest as recorded in book-entry form at DTC, such holder's legal representatives and heirs and the successors of any corporation, partnership or legal entity which is a registered holder of any Unit, and as such shall be deemed a beneficiary of the trust created by the Indenture to the extent of such holder's pro rata share thereof.

          (28) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

          (29) Words importing singular number shall include the plural number in each case and vice versa, and words importing person shall include corporations and associations, as well as natural persons.

                                    ARTICLE 2

                  DEPOSIT OF SECURITIES; DECLARATION OF TRUST;
                       FORM AND ISSUANCE OF CERTIFICATES

          Section 2.1  Deposit of Securities:  The Depositors, concurrently with
                       ---------------------
the execution and delivery of a Reference Trust Agreement, have deposited with the Trustee in trust the Securities and contracts for the purchase of Contract Securities listed in Schedule A to the Reference Trust Agreement in bearer form or registered in the name of the Trustee, or its nominee, or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, managed and applied by the Trustee as herein provided. In the event that the purchase of Securities represented by contracts shall not be consummated in accordance with said contracts, the Trustee shall credit to the Principal Account pursuant to Section 3.3 hereof the cash or cash equivalents (including such portion of any letter of credit applicable to such contracts) deposited by the Depositors, for the purpose of such purchase. Such moneys, unless invested in Substitute Securities in accordance with Section 3.7 hereof, shall be distributed to Unitholders pursuant to Section 3.5 hereof on the Distribution Date following the failure of consummation of such purchase. The Depositors shall deliver the Securities listed on said Schedule A or Schedules to the Trustee which were not actually delivered concurrently with the execution and delivery of the Reference Trust Agreement within 90 days after said execution and delivery or, if Section 3.7 applies, within such shorter period as is specified in Section 3.7.

          The Trustee is irrevocably authorized hereby to effect registration of transfer of the Securities in fully registered form in the name of the Trustee or its nominee.

          When and as directed by the Depositors, the Trustee or Distribution Agent shall accept securities and cash to be deposited in a New Series in exchange for Units of the New Series from persons other than Unitholders participating in a rollover option. Notwithstanding the fact that any Unitholder may acquire Units of the Trust by purchase or by in-kind contribution, the Depositors will not deposit Securities received by the Depositors on termination, or through a redemption of Units, of a series of the Trust to a subsequent series of the Trust.

          Section 2.2  Declaration of Trust:  The Trustee declares that it holds
                       --------------------
and will hold the Trust as Trustee in trust upon the terms herein set forth for the use and benefit of all present and future Unitholders.

          Section 2.3  Issue of Units:  By executing the Reference Trust
                       --------------
Agreement, the Trustee will thereby acknowledge receipt of the deposit relating to the Trust to which such Reference Trust Agreement relates, referred to in
Section 2.1, and simultaneously with the receipt of said deposit, pursuant to the Depositors' written direction, will register on the registration books of the Trust the ownership by the Depositors of such Units or, if requested by the Depositors, the ownership by DTC of all of such Units and will cause such Units to be credited at DTC to the account of the Depositors or, pursuant to the Depositors' direction and as hereafter provided, the account of the issuer of the letter of credit referred to in
Section 2.01. The Depositors shall not sell, pledge, hypothecate or otherwise transfer such Units, prior to the effectiveness of the registration statement covering the Units filed with the Securities and Exchange Commission under the Securities Act of 1933, except that the Depositors may place the Units as security for any letter of credit provided in connection with the deposit of contracts described in Section 2.1.

          The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed by the Depositors, on any day on which the Depositors are the only Unitholders, which revised number of Units shall be recorded by the Trustee on its books.

          Section 2.4  Certain Contracts Satisfactory:  The Depositors approve
                       ------------------------------
as satisfactory in form and substance the contracts to be assumed by the Trustee with regard to any Securities listed in Schedule A to the Reference Trust Agreement and authorizes the Trustee on behalf of the Trust to assume such contracts and otherwise to carry out the terms and provisions thereof or to take other appropriate action in order to complete the deposit of the Securities covered thereby into the Trust.

          Section 2.5  Deposit of Additional Securities.
                       --------------------------------

         (a) Subject to the requirements set forth below in this Section, the Depositor may, on any Business Day (the "Trade Date"), subscribe for Additional Units as follows:

               (1) Prior to the Evaluation Time defined in Section 5.1 on the Trade Date, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telecopy or by written communication, of the Depositor's intention to subscribe for Additional Units. The Subscription Notice shall identify the Additional Securities to be acquired (unless such Additional Securities are a precise replication of the then existing portfolio) and shall either (i) specify the quantity of Additional Securities to be deposited by the Depositor on the settlement date for such subscription or
               (ii) instruct the Trustee to purchase Additional Securities with an aggregate cost as specified in the Subscription Notice.

               (2) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee, by telecopy, the number of Additional Units to be created.

               (3) Not later than the time on the settlement date for such subscription when the Trustee is to deliver the Additional Units created thereby (which time shall not be later than the time by which the Trustee is required to settle any contracts for the purchase of Additional Securities entered into by the Trustee pursuant to the instruction of the Depositor referred to in subparagraph (1) above), the

               Depositor shall deposit with the Trustee (i) any Additional Securities specified in the Subscription Notice (or contracts to purchase such Additional Securities together with cash or a letter of credit in the amount necessary to settle such contracts) or (ii) cash or a letter of credit in the amount equal to the aggregate cost of the Additional Securities to be purchased by the Trustee, as specified in the Subscription Notice, together with, in each case, Cash as defined below. "Cash" means, as to the Principal Account, cash or other property (other than Securities) on hand in the Principal Account or receivable and to be credited to the Principal Account as of the Evaluation Time on the Business Day preceding the Trade Date (other than amounts to be distributed solely to persons other than persons receiving the distribution from the Principal Account as holders of Additional Units created by the deposit), and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the Evaluation Time on the Business Day preceding the Trade Date or receivable by the Trust in respect of dividends or other distributions declared but not received as of the Evaluation Time on the Business Day preceding the Trade Date, reduced by the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculation of the monthly distribution from the Income Account pursuant to Section 3.5) to a distribution made or to be made in respect of a Record Date occurring prior to the Trade Date. Each deposit made pursuant to this Section 2.5 during the 90 days following the initial date of deposit shall replicate, to the extent practicable, as specified in subparagraph (b), the Original Proportionate Relationship, adjusted, if appropriate, to reflect (1) the deposit of Substitute Securities pursuant to Section 3.7, (2) the sale of securities pursuant to Section 3.8, 3.10 or 5.2 and (3) the occurrence of any stock dividends, stock splits, redemptions, acquisition of shares through dividend reinvestment plans or similar events. Each deposit made pursuant to this Section 2.5 after the 90 days following the initial date of deposit made pursuant to Section 2.1 hereof (except for deposits made to replace Failed Securities if such deposits occur within 20 days from the date of a failure occurring within such initial 90 day period) shall maintain exactly the proportionate relationship existing among the Securities as of the expiration of such 90 day period. Each such deposit shall exactly replicate Cash.

               (4) On the settlement date for a subscription, the Trustee shall, in exchange for the Securities and cash or letter of credit described above, issue and deliver to or on the order of the Depositor the number of Units verified by the Depositor with the Trustee. No Unit to be issued pursuant to this paragraph shall be issued or delivered unless and until Securities, cash or a letter of credit is received in exchange therefor and no person shall have any claim to any Unit not so issued and delivered or any interest in the Trust in respect thereof.

               (5) Each deposit of Additional Securities, shall be listed in a Supplementary Schedule to an Addendum to the Reference Trust Agreement or a certificate (a "Deposit Certificate") stating the date of such deposit and the number of Additional Units being issued therefor. The Trustee shall acknowledge in such Addendum or in such Deposit Certificate the receipt of the deposit and the number of Additional Units issued in respect thereof. The Additional Securities shall be held, administered and applied by the Trustee in the same manner as herein provided for the Securities.

               (6) The acceptance of Additional Units by the Depositor in accordance with the provisions of paragraph (a) of this Section shall be deemed a certification by the Depositor that the deposit or purchase of Additional Securities associated therewith complies with the conditions of this Section 2.5.

               (7) Notwithstanding the preceding, in the event that the Depositors' Subscription Notice shall instruct the Trustee to purchase Additional Securities in an amount which, when added to the purchase amount of all other unsettled contracts entered into by the Trustee, exceeds 25% of the value of the Securities then held (taking into account the value of contracts to purchase Securities only to the extent that there has been deposited with the Trustee cash or an irrevocable letter of credit in an amount sufficient to settle their purchase), the Depositors shall deposit with the Trustee concurrently with the Subscription Notice cash or a letter of credit in an amount such that, when added to 25% of the value of the Securities then held (determined as above) the aggregate value shall be not less than the purchase amount of the securities to be purchased pursuant to such Subscription Notice.

         (b) Additional Securities deposited during the 90 days following the initial deposit made pursuant to Section 2.1 hereof shall maintain as closely as practicable the Original Proportionate Relationship, except as provided in this
Section 2.5. Additional Securities may be deposited or purchased in round lots; if the amount of the deposit is insufficient to acquire round lots of each Security to be acquired, the Additional Securities shall be deposited or purchased in the order of the Security in the Trust most under represented immediately before the deposit with respect to the Original Proportionate Relationship. Instructions to purchase Additional Securities under this Section shall be in writing and shall direct the Trustee to purchase, or enter into contracts to purchase, Additional Securities; such instructions shall also specify the name, CUSIP number, if any, aggregate amount of each such Additional Security and price or range of price. If, at the time of a subsequent deposit under this Section, Securities of an Original Issue are unavailable, cannot be purchased at reasonable prices or their purchase is prohibited or restricted by applicable law, regulation or policies, in lieu of the portion of the deposit that would otherwise be represented by those Securities, the Depositors may (A) deposit (or instruct the Trustee to purchase) Securities of another Original Issue or replacement securities, or (B) deposit cash or a letter of credit with instructions to acquire the Securities of such Original Issue when they become available.

         (c) The Trustee shall have no responsibility for the selection of Securities deposited hereunder or for maintaining the composition of the Trust portfolio or for any loss or depreciation resulting from any purchase of Additional Securities pursuant to the Depositors' direction or from the Depositors' failure to settle any subscription for Units. The Trustee shall be indemnified against any loss or liability arising from purchases contracted for pursuant to this Section in accordance with Section 6.4.


                                   ARTICLE 3

                            ADMINISTRATION OF TRUST

          Section 3.1  Initial Cost:  Subject to reimbursement as hereinafter
                       ------------
provided, the cost of organizing the Trust and sale of the Trust Units shall be borne by the Depositors, provided, however, that the liability on the part of
                         --------  -------
the Depositors under this section shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.1. Upon notification from the Depositors that the primary offering period is concluded, the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Principal Account, and pay to the Depositors the Depositors' reimbursable expenses of organizing the Trust and sale of the Trust Units in an amount certified to the Trustee by the Depositors but not in excess of the estimated per-Unit amount set forth in the Prospectus multiplied by the number of Units outstanding as of the conclusion of the primary offering period. If the cash balance of the Principal Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositors, sell Securities identified by the Depositors, or distribute to the Depositors Securities having a value, as determined under Section 4.1 as of the date of distribution, sufficient for such reimbursement. The reimbursement provided for in this section shall be for the account of the Unitholders of record at the conclusion of the primary offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this section shall be held and administered as assets of the Trust for all purposes hereunder. The Depositors shall deliver to the Trustee any cash identified in the Statement of Net Assets of the Trust included in the Prospectus not later than the First Settlement Date and the Depositors' obligation to make such delivery shall be secured by the letter of credit deposited pursuant to sections 2.1 and 2.5. Any cash which the Depositors have identified as to be used for reimbursement of expenses pursuant to this Section shall be held by the Trustee, without interest, and reserved for such purpose and, accordingly, prior to the conclusion of the primary offering period, shall not be subject to distribution or, unless the Depositors otherwise direct, used for payment of redemptions in excess of the per-Unit amount payable pursuant to the next sentence. If a Unitholder redeems Units prior to the conclusion of the primary offering period, the Trustee shall pay to the Unitholder, in addition to the Redemption Price of the tendered Units, an amount equal to the estimated per-Unit cost of organizing the Trust and the sale Trust Units set forth in the Prospectus multiplied by the number of Units tendered for redemption; to the extent the cash on hand in the Trust is insufficient for such payment, the Trustee shall have the power to sell Securities in accordance with Section 5.2. As used herein, the Depositors' reimbursable expenses of organizing the Trust and sale of the Trust Units shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust, SEC and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

          Section 3.2  Income Account:  The Trustee shall collect the dividends
                       --------------
or other like cash distributions on the Securities in the Trust as such are paid, and credit such amounts, as collected, to a separate account to be known as the "Income Account."

          Section 3.3  Principal Account:  (a)  The Securities and all cash,
                       -----------------
other than amounts credited to the Income Account, received by the Trustee in respect of the Securities shall be credited to a separate account to be known as the "Principal Account".

         (b) Moneys and/or irrevocable letters of credit required to purchase Contract Securities or deposited to secure such purchases are hereby declared to be held specially by the Trustee for such purchases and shall not be deemed to be part of the Principal Account until (i) the Depositors fail to timely purchase Contract Securities and have not given the Failed Contract Notice (as defined in Section 3.7) at which time the moneys and/or letters of credit attributable to the Contract Securities not purchased by the Depositors shall be credited to the Principal Account; or (ii) the Depositors have given the Trustee the Failed Contract Notice at which time the moneys and/or letters of credit attributable to failed contracts referred to in such Notice shall be credited to the Principal Account; provided, however, that if the Depositors also notify the Trustee in the Failed Contract Notice that they have purchased or entered into a contract to purchase Substitute Securities (as defined in Section 3.7), the Trustee shall not credit such moneys and/or letters of credit to the Principal Account unless the Substitute Securities shall also have failed or are not delivered by the Depositors within two business days after the settlement date of such Substitute Securities, in which event the Trustee shall forthwith credit such moneys and/or letters of credit to the Principal Account. To the extent of moneys, and/or moneys drawn under a letter of credit, deposited by the Depositors and then held by the Trustee, the Trustee shall credit to the Principal Account, and to the extent such moneys are insufficient the Depositors shall deposit in the Principal Account, the difference, if any, between the purchase price of the failed Contract Securities and the purchase price of the Substitute Securities, together with any sales charge and accrued dividends applicable to such difference and distribute such moneys to Unitholders pursuant to Section 3.5. Cash held or receivable from the Depositors pursuant to Section
2.5 in respect of contracts for purchase of Additional Securities entered into by the Trustee shall be credited to the Principal Account upon the Trustee's entering into such contracts.

          Section 3.4  Reserve Account:  From time to time the Trustee shall
                       ---------------
withdraw from the cash on deposit in the Income Account or the Principal Account such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of or by the Trust. Such amounts so withdrawn shall be credited to a separate account which shall be known as the "Reserve Account". The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the appropriate account from which withdrawn or, if the Trust has been terminated or is in the process of termination, the Trustee shall distribute to each Unitholder such holder's interest in the Reserve Account in accordance with Section 9.2.

          Section 3.5  Payments and Distributions:  Distributions to each
                       --------------------------
Unitholder from the Income Account are computed as of the close of business on each Record Date for the following Distribution Date. Distributions from the Principal Account of the Trust (other than amounts representing failed contracts, as discussed in Section 3.3.(b)) will be computed as of each Record Date, and will be made to the Unitholders of the Trust on or shortly after the next Distribution Date. Proceeds representing principal received from the disposition of any of the Securities between a Record Date and a Distribution Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the second succeeding Distribution Date or such later time as hereinafter provided. If a Unitholder is participating in a Reinvestment Plan, distributions to such Unitholder shall be applied by the Trustee to purchase Units from the Depositors at the applicable reinvestment price on the Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after such purchase.

         As of each Record Date the Trustee shall:

         (a) deduct from the Income Account or, to the extent funds are not available in such Account, from the Principal Account, and pay to itself individually the amounts that it is at the time entitled to receive pursuant to
Section 6.4 or otherwise pursuant to the provisions hereof;

         (b) deduct from the Income Account of the Trust, and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay any unpaid expenses of the Trust, including registration charges, Blue Sky fees, printing costs, attorneys' fees, auditing costs and other miscellaneous out-of-pocket expenses, as certified by the Depositors, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to Section 9.4, provided, however, that no portion of
                                       --------  -------
such amount shall be deducted or paid unless the payment thereof from the Trust is at that time lawful;

         (c) deduct from the Income Account, or, to the extent funds are not available in such Account, from the Principal Account, and pay an amount equal to the unpaid fees and expenses, if any, of counsel pursuant to Section 3.9 as certified to it by the Depositors; and

         (d) deduct from the Income Account, or, to the extent funds are not available in such Account, from the Principal Account the estimated amount that the Portfolio Supervisor and Schwab are then entitled to receive pursuant to
Section 7.4 and hold such amount without interest until such time as it is payable to the Portfolio Supervisor and Schwab as set forth below.

         On or before the first Distribution Date after the conclusion of each calendar year, the Trustee shall, upon certification in satisfactory form to the Trustee, upon which the Trustee may rely, distribute to the Portfolio Supervisor and Schwab from the amount so held pursuant to the immediately preceding paragraph the amounts that the Portfolio Supervisor and Schwab are at the time entitled to receive pursuant to Section 7.4 on account of services theretofore performed and expenses theretofore incurred.

         The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

         The Principal Account shall be reimbursed for any amount withdrawn from the Principal Account under this Indenture in order to satisfy obligations which, pursuant to the terms hereof, are first to be paid out of the Income Account to the extent funds are available therein, when sufficient funds are not available in the Income Account after giving effect to the payment from the Income Account of all amounts otherwise required to be deducted therefor at that time when sufficient funds are next available in the Income Account after giving effect to the payment from the Income Account of all amounts otherwise required to be deducted therefrom at that time.

         On each Distribution Date or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unitholder of record at the close of business on the preceding Record Date, at the post office address appearing on the registration books of the Trustee (or, if a Clearing Agency as defined in Section 5.4 is the registered Unitholder, the Trustee shall make distributions to such Clearing Agency in accordance with its applicable procedures), such holder's pro rata share of the balance in the Income Account calculated as set forth in the next paragraph, plus such holder's pro rata share of the distributable cash balance of the Principal Account, as of the preceding Record Date; provided, however, the Depositors are authorized to direct that
             --------  -------
funds credited to the Principal Account in the event of the failure of consummation of a contract to purchase Securities pursuant to Section 2.1 hereof, funds representing the proceeds of the sale of Securities pursuant to
Section 3.8 or 3.10 hereof, and funds representing the proceeds of the sale of Securities under Section 5.2, 6.4 or this Section 3.5 in excess of the aggregate of (i) the amounts needed for the purposes of said Sections and (ii) such amount as the Depositors have informed the Trustee is to be used to purchase securities pursuant to Section 3.7 hereof, shall not be distributed until the following Distribution Date or at such earlier date as shall be determined by the Trustee. The Trustee shall not be required to make a distribution from the Principal or Income Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per Unit in the case of Units initially offered at approximately $1,000, or a proportionately lower amount in the case of Units initially offered at less than $1,000 (e.g., .001 per Unit in the case of Units initially offered at approximately $1.00).

         The Trustee shall compute the amount of the Distribution from the Income Account (i) by subtracting from the cash balance of the Income Account computed as of the close of business on such Record Date (a) any unpaid fees and expenses then deductible pursuant to the foregoing provisions of Section 3.5 and
(b) the Trustee's estimate of other expenses chargeable to the Income Account pursuant to the Indenture which have accrued as of such Record Date, or are otherwise properly attributable to the period to which such Income Distribution relates and (ii) by dividing the result of such calculation by the number of Units outstanding on the applicable Record Date.

         The amounts to be so distributed to each Unitholder of the Trust of record as of each Record Date shall be that pro rata share of the cash balance as of such Record Date of the Income and Principal Accounts of the Trust, computed as set forth above, as shall be represented by a notation of the Units owned by such Unitholder on the registration or other record books of the Trustee.

         In the computation of each such share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Income Account or the Principal Account shall be held in the same manner as other amounts subsequently deposited in each of such Accounts, respectively.

         For the purpose of distribution as herein provided, the holders of record on the registration books of the Trustee at the close of business on each Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Unitholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Income Account and the Principal Account to individual Unitholders by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therein as provided in Section 3.6 hereof.

         The Trustee shall withhold from a Unitholder's income distribution any portion of the Deferred Sales Charge deductible therefrom pursuant to Section 3.16.

          Section 3.6  Distribution Statements:  With each distribution from the
                       -----------------------
Income or Principal Accounts the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in any accompanying statement the amount being distributed from each such account expressed as a dollar amount per Unit.

         Within a reasonable period of time after the last business day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder a statement setting forth, with respect to such calendar year:

         (A)  as to the Income Account:

            (1)  the amount of dividends received on the Securities,

            (2) the amounts paid from the Income Account for redemptions pursuant to Section 5.2,

            (3) the deductions for applicable taxes and fees and expenses of the Trustee and counsel pursuant to Section 3.9, accrued organization expenses, Deferred Sales Charge, the annual audit fees referred to in
     Section 6.2, and the annual fees for portfolio supervisory services pursuant to Section 7.4,

            (4) the amount distributed from the Income Account, identifying separately amounts distributed as dividends and as other income,

            (5) any other amount credited to or deducted from the Income Account, and

            (6) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year;

         (B)  as to the Principal Account:

            (1) The number of shares of each issue of Securities sold or liquidated, and the aggregate net proceeds received with respect to each issue, excluding any portion thereof credited to the Income Account,

            (2) the amounts paid from the Principal Account for redemption pursuant to Section 5.2,

            (3) the deductions for payment of applicable taxes and fees and expenses of the Trustee and counsel pursuant to Section 3.9, organizational expenses, the annual audit fees referred to in Section 6.2, and the annual fee for portfolio supervisory services pursuant to Section 7.4, and

            (4) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

         (C)  the following information:

            (1) a list of Securities held in the Trust as of the last Business Day of such calendar year,

            (2) the number of Units outstanding on the last Business Day of such calendar year,

            (3)  the Unit Value based on the last trust evaluation pursuant to
     Section 5.1 made during such calendar year, and

            (4) the amounts actually distributed to Unitholders during such calendar year from the Income and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for such distributions and the status of such distributions for Federal income tax purposes.

          Section 3.7  Substitute Securities:  In the event that any Contract
                       ---------------------
Security or Security to be purchased pursuant to a contract entered into by the Trustee in accordance with Section 2.5 is not delivered due to any occurrence, act or event beyond the control of the Depositors and of the Trustee (such a Contract Security being herein called a "Failed Security"), the Depositors may instruct the Trustee to purchase Substitute Securities which have been selected by the Depositors having a cost not in excess of the cost of the Failed Securities. To be eligible for inclusion in the Trust, the Substitute Securities which the Depositors select must: (a) be of the same type as that replaced (e.g., both will be common stock or preferred stock); (b) in the
          ----
Depositors' judgment, be substantially similar to the Failed Security, as the case may be, as respects the investment characteristics which led the Depositors to select the Failed Security for inclusion in the Trust; and (c) be purchased prior to, simultaneously with, or no more than twenty days after delivery of written notice to the Trustee or Depositors, as appropriate, of the failed contract (the "Failed Contract Notice").

         Any Substitute Securities received by the Trustee shall be deposited hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as other Securities deposited hereunder. No such deposit of Substitute Securities shall be made after the earlier of (i) 90 days after the date of execution and delivery of the applicable Reference Trust Agreement or
(ii) the first Distribution Date to occur after the date of execution and delivery of the applicable Reference Trust Agreement.

         Whenever a Substitute Security is acquired by the Trust pursuant to the provisions of this Section 3.7, the Trustee shall, within five days thereafter, mail to all Unitholders notices of such acquisition, including an identification of the Failed Security and the Substitute Security acquired. The purchase price of a Substitute Security shall be paid out of the funds in the Principal Account attributable to the Failed Security which it replaces. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such instructions from the Depositors and in the absence of such instructions the Trustee shall have no duty to purchase any Substitute Securities under this Indenture. The Depositors shall not be liable for any failure to instruct the Trustee to purchase any Substitute Security or for errors of judgment in selecting any Substitute Security.

          Section 3.8  Sale of Securities:  In order to maintain the sound
                       ------------------
investment character of the Trust, the Depositors may direct the Trustee to sell or liquidate Securities at such price and time and in such manner as shall be determined by the Depositors, provided that the Depositors have determined with the advice of the Portfolio Supervisor, if appropriate, that any one or more of the following conditions exist:

       (1)  default in payment of amounts due on any of the Securities;

       (2) institution of legal proceedings in law or equity seeking to restrain or enjoin the payment of amounts due or declaration or payment of regular dividends;

       (3) default under certain documents materially and adversely affecting future declaration or payment of amounts due or expected;

       (4) determination of the Depositors that the tax treatment of the Trust as a grantor trust would otherwise be jeopardized;

       (5) decline in price that is a direct result of serious adverse credit factors affecting the issuer of a Security which, in the opinion of the Depositors, would make the retention of the security detrimental to the Trust or the Unitholders; or

       (6) that there has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in the opinion of the Depositors the sale or tender of the Security is in the best interest of the Unitholders.

          Upon receipt of such direction from the Depositors, upon which the Trustee shall rely, the Trustee shall proceed to sell the specified Security in accordance with such direction. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositors to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Securities under this Section 3.8.

          Section 3.9  Counsel:  The Depositors may employ from time to time as
                       -------
it may deem necessary a firm of attorneys for any legal services that may be required in connection with the disposition of Securities pursuant to Section
3.8. The fees and expenses of such counsel shall be paid by the Trustee from the Interest and Principal Accounts as provided for in Section 3.5(c) hereof.

          Section 3.10 Notice and Sale by Trustee:  If at any time there has
                       --------------------------
been a failure by the issuer to pay a dividend that is due and payable, the Trustee shall notify the Depositors thereof. If within thirty days after such notification the Trustee has not received any instruction from the Depositors to sell or to hold or to take any other action in connection with such Securities, the Trustee shall sell such Securities forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale or by reason of any action or inaction in accordance with such written instructions of the Depositors. The Trustee shall promptly notify the Depositors of such action in writing and shall set forth therein the Securities sold and the proceeds received therefrom.

          Section 3.11 Reorganization and Similar Events:  In the event that an
                       ---------------------------------
offer by the issuer of any of the Securities or any other party shall be made to issue new Securities, the Trustee shall reject such offer. However, should any exchange or substitution be effected notwithstanding such rejection or without an initial offer, any Securities, cash and/or property received in exchange shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee pursuant to the Depositors' direction, unless the Depositors advise the Trustee to retain such securities or property. The Depositors may rely on the Portfolio Supervisor in so advising the Trustee. The cash received in such exchange and cash proceeds of any such sales shall be distributed to Unitholders on the next Distribution Date in the manner set forth in Section 3.5 regarding distributions from the Principal Account. This section shall apply, but its application shall not be limited, to public tender offers, mergers, acquisitions, reorganizations and recapitalizations. Unless the Depositors direct that notice be otherwise provided, the Trustee shall include notice of any Security so acquired in the annual statement provided to Unitholders pursuant to Section 3.6. Neither the Depositors nor the Trustee shall be liable to any person for action or failure to take action pursuant to the terms of this Section 3.11.

          Section 3.12 Notice of Actions:  In the event that the Trustee shall
                       -----------------
have been notified at any time of any action to be taken or proposed to be taken by holders of any Securities held by the Trust (including, but not limited to, the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to election of directors or any amendment or supplement to any corporate resolution, agreement or other instrument under or pursuant to which such Securities have been issued) the Trustee shall promptly notify the Depositors and shall thereupon take such action or refrain from taking any action as the Depositors shall in writing direct; provided, however,
                                                             -------- --------
that if the Depositors shall not within five business days of the giving of such notice to the Depositors direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. Neither the Depositors nor the Trustee shall be liable to any person for any action or failure to take action with respect to this section.

          Section 3.13 Notice of Change in Principal Account:  The Trustee shall
                       -------------------------------------
give prompt written notice to the Depositors of all amounts credited to or withdrawn from the Principal Account pursuant to any provisions of this Article III, and the balance of such account after giving effect to such credit or withdrawal.

          Section 3.14 Extraordinary Distributions:  Any property received by
                       ---------------------------
the Trustee after the initial date of Deposit in a form other than cash or additional shares of the Securities listed in the Reference Trust Agreement or of a Substitute Security, which shall be retained by the Trust, shall be dealt with in the manner described in Section 3.11 and shall be retained or disposed by the Trustee according to those provisions, provided, however, that no property shall be retained which the Trustee determines shall adversely affect its duties hereunder. The proceeds of any disposition shall be credited to the Income or Principal Account of the Trust, as the Depositors may direct.

          Section 3.15 Grantor Trust Status:  The Trust is intended to be
                       --------------------
treated as a fixed investment (i.e., grantor) trust for income tax purposes, and its powers shall be limited in accordance with the restrictions imposed on such trusts by Treas. Reg. Section 301.7701-4.

          Section 3.16 Deferred Sales Charge:  If the Reference Trust Agreement
                       ---------------------
and Prospectus for a Trust specify a Deferred Sales Charge, the Trustee shall, on the dates specified in and as permitted by the prospectus, withdraw from the Income Account, the Principal Account and/or distributions to be made therefrom, as such accounts or distributions are designated in the Prospectus as the source of the payments of the Deferred Sales Charge, an amount per Unit specified in the Prospectus and credit such amount to a special, non-Trust account maintained by the Trustee out of which the Deferred Sales Charge will be distributed to the Depositors. If the balances in the Income and Principal Accounts are insufficient to make any withdrawal designated to be made therefrom, the Trustee shall, as directed by the Depositors, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or the Principal Account, sell Securities and credit the proceeds thereof to such special Depositors' account or credit Securities in kind to such special Depositors' account provided, however, that the Trustee shall not be required to advance an aggregate amount in excess of $15,000 pursuant to this Section. Such directions shall identify the Securities, if any, to be sold or distributed in kind and shall contain, if the Trustee is directed by the Depositors to sell a Security, instructions as to execution of such sales. If a Unitholder redeems Units prior to full payment of the Deferred Sales Charge, the Trustee shall, if so provided in the Reference Trust Agreement and Prospectus, on the Redemption Date, withhold from the Redemption Price payment to such Unitholder an amount equal to the unpaid portion of the Deferred Sales Charge and distribute such amount to such special Depositors' account or, if the Depositors shall purchase such Unit pursuant to the terms of Section 5.02 hereof, the Depositors shall pay the Redemption Price for such Unit less the unpaid portion of the Deferred Sales Charge. If the Prospectus provides for a waiver or refund of any portion of the Deferred Sales Charge under specified circumstances (such as, for example, in connection with a redemption or sale of Units following the death or disability of the Unitholder), the Trustee shall deduct and pay to the Depositors the full amount of the Deferred Sales Charge chargeable upon the redemption in the absence of such waiver or refund and the Depositors shall pay to the affected Unitholder the amount of such waiver or refund; the Trustee shall have no responsibility to the affected Unitholder with respect to the amount to be so refunded. The Depositors may at any time instruct the Trustee to distribute to the Depositors cash or Securities previously credited to the special Depositors' account. The Depositors represent that the price paid by any Unitholder for Units acquired through reinvestment of Trust distributions will be reduced by the aggregate amount of unpaid Deferred Sales Charge at the time of the purchase such that the subsequent collection by the Depositors of the Deferred Sales Charge in respect of the Units so acquired will be permissible under applicable NASD rules.


                                   ARTICLE 4

                            EVALUATION OF SECURITIES

          Section 4.1  Evaluation of Securities:  The Trustee shall determine
                       ------------------------
separately and promptly furnish to the Depositors upon request the value of each issue of the Securities in the Trust (determined as set forth below) as of the Evaluation Time on each of the days on which the Trustee shall make the Trust Evaluation required by Section 5.1. The value of each issue of Securities shall be determined in good faith by the Trustee in accordance with the following procedures: If the Securities are listed on one or more national securities exchanges, such valuation shall be based on the closing sale price on such exchange which is the principal market thereof, deemed to be the New York Stock Exchange if the Securities are listed thereon (unless the Trustee deems such price inappropriate as a basis for valuation). If the Securities are not so listed, or, if so listed and the principal market therefor is other than such exchange or there is no closing sale price on such exchange, such valuation shall be based on the closing sale price in the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for valuation) or if there is no such closing sale price, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services approved by the Depositors to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices of such Securities as obtained from investment dealers or brokers (including the Depositors) who customarily deal in securities comparable to those held by the Trust, or (b) if bid prices are not available for any of such Securities, on the basis of bid prices for comparable securities, or (c) by appraisal of the value of the Securities on the bid side of the market or by such other appraisal as is deemed appropriate, or (d) by any combination of the above. As used herein, the closing sale price is deemed to mean the most recent closing sale price on the relevant securities exchange prior to the Evaluation Time. The Trustee shall be permitted to rely on these evaluations when determining the Unit Value. The Trustee shall have no responsibility or liability for the valuations supplied to it by the independent evaluation service. The Trustee shall also make an evaluation of the Securities deposited in the Trust as of the time said Securities are deposited under this Indenture pursuant to Section 2.1. Such evaluation shall be made on the same basis as set forth above and shall be included in the Schedules attached to the Reference Trust Agreement.

          Section 4.2  Tax Reports:  For the purpose of permitting Unitholders
                       -----------
to satisfy any reporting requirements of applicable Federal or state tax law, the Trustee shall transmit to any Unitholder upon written request any determinations made by the Trustee pursuant to Section 4.1.

          Section 4.3  Liability of Trustee with respect to Evaluations:  The
                       ------------------------------------------------
Depositors and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. The determinations made by the Trustee hereunder shall be made in good faith upon the basis of, and shall have no liability for errors in, the information reasonably available to it. The Trustee shall be under no liability to the Depositors or the Unitholders for errors in information obtained from any pricing service or similar source of information used to obtain closing sale prices which is selected by the Trustee with reasonable care. With respect to any evaluation made hereunder, the Trustee shall not be liable for errors in judgment or any action taken in good faith, provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.


                                   ARTICLE 5

               TRUST EVALUATION, REDEMPTION, PURCHASE, TRANSFER,
                   INTERCHANGE OR REPLACEMENT OF CERTIFICATES

          Section 5.1  Trust Evaluation:  The Trustee shall make an evaluation
                       ----------------
of the Trust as of the close of trading on the New York Stock Exchange (sometimes referred to herein as the "Evaluation Time") (1) on the last Business Day of each of the months of June and December, (2) on the day on which any Unit of the Trust is tendered for redemption (unless tender is made after the Evaluation Time on such day, in which case tender shall be deemed to have been made on the next day subsequent thereto on which the New York Stock Exchange is open for trading), and (3) on any other day desired by the Trustee or requested by the Depositors. Such evaluations shall take into account and itemize separately (a)(1) the cash on hand in the Trust (other than moneys on deposit in the Reserve Account, funds deposited on the date thereof by the Depositors for the purchase of Securities and not theretofore credited to the Principal Account pursuant to Section 3.3 and funds in the Principal Account with respect to which contracts for the purchase of the Substitute Securities have been entered into pursuant to Section 3.7 hereof), including dividends receivable on stocks trading ex dividend, (a)(2) the value of each issue of the Securities in the Trust as determined by the Trustee pursuant to Section 4.1 and (a)(3) all other assets of the Trust. For each such evaluation there shall be deducted from the sum of the above (b)(1) amounts representing any applicable taxes or other governmental charges payable out of the Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account,
(b)(2) amounts representing accrued fees of the Trustee and expenses of the Trust including but not limited to unpaid fees of the Trustee and expenses of the Trust (including legal and auditing expenses), accrued fees and expenses of the Depositors , the Portfolio Supervisor and their successors, if any, (b)(3) cash held for distribution to Unitholders of record as of a date on or prior to the evaluation then being made and (b)(4) unpaid organizational and offering costs in the estimated amount per Unit set forth in the Prospectus. The value of the pro rata share of each

Unit of the Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value."

          The sum of (a)(1) and (a)(3) reduced by the sum of (b)(1), (b)(2),
(b)(3) and (b)(4) shall be referred to herein as the "Unit Cash Value".

          The Trustee shall promptly advise the Depositors of each determination of Unit Value made by it as above provided, and, in addition, upon each valuation by the Trustee under Section 4.1 other than those involved in such calculations of Unit Value, the Trustee shall promptly furnish to the Depositors, for purposes of assisting them in maintaining a market in the Units, with such information regarding the Principal, Income and Reserve Accounts as the Depositors may reasonably request.

          Section 5.2  Redemptions by Trustee; Purchases by Depositors:  In
                       -----------------------------------------------
connection with each redemption of Units, the Depositors shall direct the Trustee to redeem Units in accordance with the procedures set forth in either
(a) or (b) of this Section 5.2.

          (a) Trustee. Any Unit tendered for redemption by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust office by the registered holder thereof pursuant to the Redemption Form, shall be redeemed by the Trustee on the third Business Day following the day on which tender for redemption is made (such third Business Day being herein called the "Redemption Date"). Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash equivalent to the Unit Value determined by the Trustee as of the Evaluation Time on the date of tender, multiplied by the number of Units being tendered for redemption (herein called the "Redemption Price"). Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day.

          The Trustee may in its discretion, and shall when so directed by the Depositors in writing, suspend the right of redemption or postpone the date of payment of the Redemption Price for more than three Business Days following the day on which tender for redemption is made:

          (1) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted;

          (2) for any period during which an emergency exists as a result of which disposal by the Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or

          (3) for such other periods as the Securities and Exchange Commission may by order permit,

and the Trustee shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

          Not later than the close of business on the day of tender of a Unit for redemption by a Unitholder other than the Depositors, the Trustee shall notify the Depositors of such tender. The Depositors shall have the right to purchase such Unit by notifying the Trustee of their election to make such purchase as soon as practicable thereafter, but in no event subsequent to the close of business on the Business Day on which such Unit was tendered for redemption. Such purchase shall be made by payment for such Unit by the Depositors to the Unitholder not later than the close of business on the Redemption Date of an amount equal to the Redemption Price which would otherwise be payable by the Trustee to such Unitholder.

          Any Unit so purchased by the Depositors may, at the option of the Depositors, be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 5.2.

          If the Depositors do not elect to purchase any Unit tendered to the Trustee for redemption, or if a Unit is being tendered by the Depositors for redemption, that portion of the Redemption Price which represents dividends shall be withdrawn from the Income Account to the extent funds are available. The balance paid on any redemption, including accrued dividends, if any, shall be withdrawn from the Principal Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such Securities from among those designated on the current list for such purpose by the Depositors as provided below and in the manner, in its discretion, as it shall deem advisable or necessary in order to fund the Principal Account for purposes of such redemption. Sales of Securities by the Trustee shall be made in such manner as the Trustee shall determine, subject to any minimum amount limitations on sale which shall have been specified by the Depositors and agreed to by the Trustee. In the event that funds are withdrawn from the Principal Account or Securities are sold for payment of any portion of the Redemption Price representing accrued dividends, the Principal Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

          The Depositors shall maintain with the Trustee a current list of Securities designated to be sold for the purpose of redemption of Units tendered for redemption and not purchased by the Depositors, and for payment of expenses hereunder, provided that if the Depositors shall for any reason fail to maintain such a list, the Trustee, in its sole discretion, may designate a current list of Securities for such purposes. The net proceeds of any sales of Securities from such list representing principal shall be credited to the Principal Account and the proceeds of such sales representing accrued interest shall be credited to the Income Account.

          Neither the Trustee nor the Depositors shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.2.

          Units redeemed pursuant to this Section 5.2 shall be canceled by the Trustee and the Units tendered by Redemption Forms shall be terminated by such redemptions.

          If the related Prospectus for the Trust so provides, a Unitholder who tenders for redemption Units in an aggregate amount of at least the amount specified in the Prospectus may request, at the time of tender, to receive an "In Kind Distribution" in lieu of cash. Such In Kind Distribution shall consist of (i) such Unitholder's pro rata portion of each of the Securities, to the extent of whole shares, and (ii) cash equal to such Unitholder's pro rata portion of the Income and Principal Accounts follows: (x) a pro rata portion of the net proceeds of sale of the Securities representing any fractional shares included in such Unitholder's pro rata share of the Securities and (y) such other cash as may properly be included in such Unitholder's pro rata share of the sum of the cash balances of the Income and Principal Accounts in an amount equal to the Redemption Price on the date of tender less amounts specified in clauses (i) and (ii)(x) of this sentence. The Trustee shall distribute the Unitholder's Securities to the account of the Unitholder's bank or broker dealer at the DTC. An In Kind Distribution shall be reduced by customary transfer and registration charges incurred by the Trustee.

          (b) Distribution Agent. On any Business Day on which any Unit or Units are tendered for redemption (the "Redemption Day") by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust office in the City of New York not later than the Evaluation Time, such Units shall be redeemed by the Trustee on that Redemption Day. Units in uncertificated form shall be tendered by means of an appropriate request for redemption in form approved by the Trustee. Unitholders must sign exactly as their name appears on the register with the signature guaranteed by a participant in a signature guarantee program acceptable to the Trustee, or in such other manner as may be acceptable to the Trustee. The Trustee may also require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by distribution to the Distribution Agent on behalf of the redeeming Unitholder on the Redemption Day of (i) the Unitholder's pro rata portion as of the Redemption Day of the Securities in the Trust as designated by the Depositor and
(ii) the Unitholder's pro rata portion of the cash in the Trust as of the Redemption Day (herein called the "Redemption Distribution"). The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agent Agreement. Fractional interests in shares distributed to the Distribution Agent, which are not included in the Redemption Distribution, shall be held in trust by the Distribution Agent, which is hereby designated a subcustodian of the Trustee with respect to such fractional interests, and shall be subject to such disposition as the Depositor shall direct. Units received for redemption by the Trustee on any date after the Evaluation Time will be held by the Trustee until the next Business Day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the

Redemption Price computed on that day. Units tendered for redemption by the Depositors on any Business Day shall be deemed to have been tendered before the Evaluation Time on such Business Day provided that the Depositors advise the Trustee before the later of the Trustee's close of business and 5:00 pm New York City time. By such advice, the Depositors will be deemed to certify that all Units so tendered were either (a) tendered to the Depositors or to a retail dealer between the Evaluation Time on the preceding Business Day and the Evaluation Time on such Business Day or (b) acquired previously by the Depositors but which the Depositors determined to redeem prior to the Evaluation Time on such Business Day.

          The portion of the Redemption Distribution which represents the Unitholder's interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex dividend, if any, shall be withdrawn from the Principal Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall advance funds sufficient to pay such amount to the Unitholder and shall be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or Principal Account, whichever happens first. Should any amounts so advanced with respect to declared but unreceived dividends prove uncollectible because of default in payment of such dividends, the Trustee shall have the right immediately to liquidate Securities in amount sufficient to reimburse itself for such advances, without interest. In the event that funds are withdrawn from the Principal Account for payment of any portion of the Redemption Distribution representing dividends receivable on stocks trading ex dividend, the Principal Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

          Unitholders requesting or required to receive a cash distribution shall receive such distribution in accordance with the applicable provisions of the Distribution Agency Agreement.

          Notwithstanding the foregoing provisions of this Section 5.2, the Trustee is hereby irrevocably authorized in its discretion, in the event that the Depositors do not elect to purchase any Unit tendered to the Trustee for redemption (other than Units as to which a valid request for In Kind Redemption has been made), or in the event that a Unit is being tendered by the Depositors for redemption, in lieu of redeeming Units tendered for redemption, to sell such Units in the over-the-counter market or by private sale for the account of tendering Unitholders at prices which will return to the Unitholders amounts in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Prices which such Unitholders would otherwise be entitled to receive on redemption pursuant to this Section
5.2. The Trustee shall pay to the Unitholders the net proceeds of any such sale on the day they would otherwise be entitled to receive payment of the Redemption Price hereunder.

          Section 5.3  Depositor Redemptions:  Units tendered for redemption by
                       ---------------------
the Depositors on any Business Day shall be deemed to have been tendered before the Evaluation Time on such Business Day provided that the tendering Depositor advises the Trustee in writing (which may be electronic transmission) of such tender before the later of 5:00 p.m. New York

City time and the Trustee's close of business on such Business day. By such advice, the Depositor will be deemed to certify that all Units so tendered were either(a) tendered to the Depositors or to a retail dealer between the Evaluation Time on the preceding Business Day and the Evaluation Time on such Business Day or (b) acquired previously but which the Depositor determined to redeem prior to the Evaluation Time on such Business Day. On or before payment of the Redemption Price, the Depositor shall assign or deliver to the Trustee such documents which the Trustee shall reasonably require to effect the redemption of those Units.

          Section 5.4  Units to be Held Only Through the Depository Trust
                       --------------------------------------------------
Company or a Successor Clearing Agency:  No Unit may be registered in the name
--------------------------------------
of any person other than DTC or its nominee (or such other clearing agency registered as such pursuant to Section 17A of the Exchange Act of 1934 designated as successor to DTC by the Depositors, or the Trustee or the nominee thereof) (DTC and any such successor clearing agency are herein referred to as the "Clearing Agency") unless the Clearing Agency advises the Trustee that it is no longer willing or able properly to discharge its responsibilities with respect to the Units and the Trustee is unable to locate a qualified successor clearing agency, in which case the Trustee shall notify the Clearing Agency and instruct it to provide the Trustee with the name and address of all persons who are the beneficial owners of Units as registered on the books of the Clearing Agency (the "Owners"). So long as a Clearing Agency is the registered holder of the Units, it shall be the registered holder of the Units for all purposes under this Indenture and the Owners shall hold their interest in the Units pursuant to such Clearing Agency's applicable procedures. The Trustee shall be entitled to deal with any Clearing Agency for all purposes of this Indenture (including the payment of distributions on the Units and giving of instructions or directions by or to the Owners) as the sole Unitholder of the Units and shall have no obligations to the Owners. The rights of the Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the applicable procedures of the Clearing Agency and the agreements between the Owners and the Clearing Agency and its participants. None of the Depositors nor the Trustee shall have any liability in respect of any transfers of Units effected by any Clearing Agency. All provisions of this Indenture relating to the ownership and transfer of Units shall be construed to effectuate the provisions of this Section.


                                   ARTICLE 6

                         TRUSTEE; REMOVAL OF DEPOSITORS

          Section 6.1  General Definition of Trustee's Liabilities, Rights and
                       -------------------------------------------------------
Duties; Removal of Depositors:  In addition to and notwithstanding the other
-----------------------------
duties, rights, privileges and liabilities of the Trustee otherwise set forth herein, the liabilities of the Trustee are further defined as follows:

          (a) All moneys deposited with or received by the Trustee hereunder shall be held by the Trustee without interest in trust as part of the Trust or the Reserve Account until required to be disbursed in accordance with the provisions of this Indenture and such moneys will be segregated by separate recordation on the trust ledgers of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

          (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the purchase, retention or disposition of moneys, Securities or Units pursuant to this Indenture or the Depositors' direction, or in respect of any evaluation which the Trustee is required to make or is required or permitted to have made by others under this Indenture or otherwise except by reason of its gross negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by any independent evaluation service employed by it pursuant to Section 4.1. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto. The Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Unitholder or the Depositors, other than as expressly provided for herein.

          (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositors, or for the form, character, genuineness, sufficiency, value or validity of any letter of credit held hereunder or any Securities or for or in respect of the validity or sufficiency of the Units or of the due execution thereof by the Depositors, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or the Depositors other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositors.

          (d) The Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in expense or liability, unless as often as required, it shall be furnished with reasonable security and indemnity against such expense or liability as it may require, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Income and Principal Accounts. Subject to the foregoing, the Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Principal Accounts, and the payment of such costs and expenses shall be secured by a lien on the Trust prior to the interests of the Unitholders.

          (e) The Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care; provided,
                                                                       --------
however, that if the Trustee chooses to employ DTC in connection with the
-------
storage and handling of, and the furnishing of administrative services in connection with the Securities, the Trustee will be answerable for any default or misconduct of DTC and its employees and agents as fully and to the same extent as if such default or misconduct had been committed or occasioned by the Trustee. The Trustee shall be fully protected in respect of any action under this Indenture taken, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel, which may be counsel to the Depositors acceptable to the Trustee. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Income and Principal Accounts as set forth in Section 3.5 hereof.

          (f) Other than as provided in Article 7 hereunder, if at any time there is only one Depositor acting hereunder and said Depositor shall resign or fail to undertake or perform or become incapable of undertaking or performing any of the duties which by the terms of this Indenture are required by it to be undertaken or performed and no express provision is made for action to be taken by the Trustee in such event, or said Depositor shall be adjudged bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may, in its sole discretion, do any one or more of the following: (1) appoint a successor Depositor who shall act hereunder in all respects in place of the Depositor, who shall be compensated semi-annually, at rates deemed by the Trustee to be reasonable under the circumstances, by deduction from the Income Account or from the Principal Account, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940; (2) terminate this Indenture and the Trust created hereby and liquidate the Trust, all in the manner provided in Section 9.2.; or (3) continue to act as Trustee hereunder without terminating this Indenture, acting in its own absolute discretion without appointing any successor Depositor and assuming such of the duties and responsibilities of the Depositor hereunder as the Trustee determines, in its absolute discretion, are necessary or desirable for the administration and preservation of the Trust, and receiving additional compensation at rates determined as provided in clause (1). If the Trustee continues so to act, it is authorized to employ one or more agents to perform portfolio supervisory services and such other of the services of the Depositors hereunder as the Trustee determines, in its sole discretion, to be necessary or desirable. The fees and expenses of such agent or agents shall be charged to the Trust in accordance with Section 6.4. All provisions of this Indenture relating to the liability and indemnification of the Trustee, including, without limitation, subparagraph (e) of this Section, shall apply to any responsibility assumed or action taken by the Trustee pursuant to this subparagraph.

          (g) If the value of the Trust as shown by any evaluation by the Trustee pursuant to Section 5.1 hereof shall be less than the liquidation amount specified in Part II of the Reference

Trust Agreement, the Trustee may in its discretion, and shall, when so directed by the Depositors, terminate this Indenture and the Trust created hereby and liquidate the Trust, all in the manner provided in Section 9.2.

          (h) In no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the dividends thereon or upon it as Trustee hereunder or upon or in respect of the Trust which it may be required to pay under any present or future law of the United States of America or any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Income and Principal Accounts of the Trust, and the payment of such amounts so paid by the Trustee shall be secured by a lien on the Trust prior to the interests of the Unitholders.

          (i) The Trustee, except by reason of its gross negligence, lack of good faith, reckless disregard of its obligations hereunder or willful misconduct, shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          (j) Notwithstanding anything in this Indenture to the contrary, the Trustee is authorized and empowered to enter into any safekeeping arrangement or arrangements it deems necessary or appropriate for holding the Securities then owned by the Trust and the Trustee is authorized and empowered in its sole right to amend, supplement or terminate any safekeeping arrangement or arrangements made under this provision. In addition, the Trustee is authorized and empowered, at the request and written discretion of the Depositors, to execute and file on behalf of the Trust any and all documents, in connection with consents to service of process, required to be filed under the securities laws of the various States in order to permit the sale of Units of the Trust in such States by the Depositors.

          (k) The Trustee in its individual or any other capacity may become owner or pledgee or, or be an underwriter or dealer in respect of, stock, bonds or other obligations issued by the same issuer (or an affiliate of such issuer) or any obligor of any Securities at any time held as part of the Trust and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the same rights and powers as if it were not the Trustee hereunder.

          (l) The Trust may include a letter or letters of credit for the purchase of Contract Securities or Additional Securities issued by the Trustee in its individual capacity for the account of the Depositors, and the Trustee may otherwise deal with the Depositors with the same rights and powers as if it were not the Trustee hereunder.

          Section 6.2  Books, Records and Reports:  The Trustee shall keep
                       --------------------------
proper books of record and account of all the transactions under this Indenture at its unit investment trust office including a record of the name and address of, and the Units issued by the Trust and held by, every Unitholder, and such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours, and such books and records shall be made available to the Depositors upon the written request of the Depositors including, but not limited to, a record of the name and address of every Unitholder.

          Unless the Depositors otherwise direct, the Trustee shall cause audited statements as to the assets and income of the Trust to be prepared on an annual basis by independent public accountants selected by the Depositors. Such audited statement will be made available to Unitholders upon request. The Trustee shall maintain and provide, upon the request of a Unitholder or the Depositors, the Unitholders or the Unitholder's designated representative with the cost basis of the Securities represented by the Unitholder's Units.

          To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of counsel to the Depositors, reasonably acceptable to the Trustee, the Trustee shall pay, or reimburse to the Depositors or others, the costs of the preparation of documents and information with respect to the Trust required by law or regulation in connection with the maintenance of a secondary market in units of the Trust. Such costs may include but are not limited to accounting and legal fees, blue sky registration and filing fees, printing expenses and other reasonable expenses related to documents required under Federal and state securities laws.

          The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

          Section 6.3  Indenture and List of Securities on File:  The Trustee
                       ----------------------------------------
shall keep a certified copy or duplicate original of this Indenture on file at its unit investment trust office available for inspection at all reasonable times during the usual business hours by any Unitholder and the Trustee shall keep and so make available for inspection a current list of the Securities.

          Section 6.4  Compensation and Indemnification:  For services performed
                       --------------------------------
under this Indenture the Trustee shall be paid at the rate per annum set forth in Part II of the Reference Trust Agreement which shall be computed on the basis set forth in such Reference Trust Agreement. The Trustee may from time to time adjust its compensation as set forth above provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent," or, if such index shall cease to be published, then as measured by the available index most nearly comparable to such index. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase, however, the consent of the Depositors shall be required. Such compensation shall be charged by the Trustee against the Income and Principal Accounts at the time provided in Section 3.5 provided, however, that such compensation shall be deemed to provide only for the usual normal and recurring functions undertaken as Trustee pursuant to this Indenture.

          The Trustee shall charge the Income and Principal Accounts at such times as shall be convenient in its administration of the Trust any and all expenses, including, but not limited to, the fees of counsel which may be retained by the Trustee in connection with its activities hereunder, and disbursements incurred hereunder and any extraordinary services performed by the Trustee hereunder. The Trustee shall be indemnified and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises. If the cash balances in the Income and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 6.4, the Trustee shall have the power to sell (1) Securities from the current list of Securities designated to be sold pursuant to Section 5.2 hereof, or (2) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 6.4. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 6.4. Any moneys payable to the Trustee pursuant to this section shall be secured by a lien on the Trust prior to the interests of the Unitholders.

          Section 6.5  Removal and Resignation of the Trustee; Successor:  The
                       -------------------------------------------------
following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor Trustee:

          (a) any resignation or removal of the Trustee and appointment of a successor pursuant to this section shall not become effective until acceptance of appointment by the successor Trustee as provided in subsection (b) hereof;

          (b) the Trustee or any trustee hereafter appointed may resign and be discharged of the trust created by this Indenture by executing an instrument in writing resigning as such Trustee, filing the same with the Depositors and mailing a copy of a notice of resignation to all Unitholders then on record not less than sixty days before the date specified in such instrument when, subject to Section 6.5(d), such resignation is to take effect. Upon receiving such notice of resignation, the Depositors shall use their best efforts to promptly appoint a successor Trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. The Depositors may remove the Trustee at any time with or without cause and appoint a successor Trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor Trustee. Notice of such removal and appointment of a successor shall be mailed by the successor Trustee, promptly after its acceptance of such appointment, to each Unitholder then of record;

          (c) any successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Depositors and the retiring Trustee an instrument accepting such appointment hereunder, and such successor Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture provided, however, that no successor trustee shall be under any liability hereunder for occurrences or omissions prior to the execution of such instrument. Upon the request of such successor Trustee, the Depositors and the retiring Trustee shall, upon payment of any amounts due the retiring Trustee or provision therefor to the satisfaction of such retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor Trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor Trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture. The retiring Trustee shall, nevertheless, retain a lien upon all Securities and moneys at the time held by it hereunder to secure any amounts then due the retiring Trustee hereunder;

          (d) in case at any time the Trustee shall resign and no successor Trustee shall have been appointed and have accepted appointment within thirty days after notice of resignation has been received by the Depositors, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee; and

          (e) any corporation into which any Trustee hereunder may be merged or with which it may consolidate, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party or any corporation succeeding to all or substantially all of the business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

          Section 6.6  Qualifications of Trustee:  The Trustee, or any successor
                       -------------------------
thereof, shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus, and undivided profits of not less than $2,500,000.

                                   ARTICLE 7

                      DEPOSITORS AND PORTFOLIO SUPERVISOR

          Section 7.1  Succession:  The covenants, provisions and agreements
                       ----------
herein contained shall in every case be binding upon any successor to the business of the Depositors. In the event of the death, resignation or withdrawal of any partner of a Depositor or of any successor Depositor which may be a partnership, the deceased, resigning or withdrawing partner shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such Depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $1,000,000. In the event of an assignment by a Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositors and, if such Depositor is a partnership, its partners, shall be relieved of all further liability under this Indenture. The Depositors may transfer all or substantially all of their assets to a corporation or partnership which carries on the business of that Depositor, if at the time of such transfer such successor duly assumes all the obligations of said Depositor under this Indenture and if at such time such successor maintains a net worth of at least $1,000,000 (determined in accordance with generally accepted accounting principles).

          Section 7.2  Resignation of a Depositor:  If at any time any Depositor
                       --------------------------
desires to resign its position as Depositor hereunder, it may resign by delivering to the Trustee an instrument of resignation executed by such Depositor. Such resignation shall become effective upon the expiration of thirty days from the date on which such instrument is delivered to the Trustee. Upon effective resignation hereunder, the resigning Depositor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such resignation and any successor Depositor appointed by the Trustee pursuant to Section 6.1(f) shall thereupon perform all duties and be entitled to all rights under this Indenture. The successor Depositor shall not be under any liability hereunder for occurrences or omissions prior to the execution of such instrument.

          Section 7.3  Liability of Depositors and Indemnification:  (a)  No
                       -------------------------------------------
Depositor shall be under any liability to any other Depositor, the Trust or the Unitholders for any action or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any Securities, provided, however, that this provision shall not protect the Depositors against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Depositors may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to them by the Trustee, the Trustee's counsel or any other person for any matters arising hereunder. The Depositors shall in no event be deemed to have assumed or incurred any liability, duty, or obligation to any Unitholder or the Trustee other than as expressly provided for herein.

          (b) The Trust shall pay and hold the Depositors harmless from and against any loss, liability or expense incurred in acting as Depositors of the Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder, including the costs and expenses of the defense against any claim or liability in the premises. The Depositors shall not be under any obligation to appear in, prosecute or defend any legal action which in their opinion may involve them in any expense or liability, provided, however, that the Depositors may in their discretion undertake any such action which they may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and shall be paid directly by the Trustee out of the Income and Principal Accounts as provided by Section 3.5.

          (c) None of the provisions of this Indenture shall be deemed to protect or purport to protect the Depositors against any liability to the Trust or to the Unitholders to which the Depositors would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of the Depositors' reckless disregard of their obligations and duties under this Indenture.

          (d) Notwithstanding the discharge of a Depositor of the Trust, such Depositor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Indenture by the Depositors before the date of such discharge or by the undischarged Depositors before or after the date of such discharge, as fully and to the same extent as if no discharge has occurred.

          Section 7.4  Compensation:  The Portfolio Supervisor and Schwab shall
                       ------------
receive at the times set forth in Section 3.5 as compensation for performing portfolio supervisory services, such amount and for such periods as specified in
Part II of the Reference Trust Agreement. The computation of such compensation shall be made on the basis of the largest number of units outstanding at any time during the period for which such compensation is being computed. At no time, however, will the total amount received by the Portfolio Supervisor and Schwab for services rendered to all series of Schwab Trusts in any calendar year exceed the aggregate cost to them of supplying such services in such year. Such rate may be increased by the Trustee from time to time, without the consent or approval of any Unitholder, Schwab or the Portfolio Supervisor, by amounts not exceeding the proportionate increase during the period from the date of such Reference Trust Agreement to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such Index is no longer published, a similar index.

          In the event that any amount of the compensation paid to the Portfolio Supervisor and Schwab pursuant to Section 3.5 is found to be an improper charge against the Trust, the Portfolio Supervisor and Schwab shall reimburse the Trust in such amount. An improper charge shall be established if a final judgment or order for reimbursement of the Trust shall be rendered against the Portfolio Supervisor and Schwab and such judgment or order shall not be effectively stayed or a final settlement is established in which the Portfolio Supervisor and Schwab agree to reimburse the Trust for amounts paid to the Portfolio Supervisor and Schwab pursuant to this Section 7.4.

          Section 7.5  Joint Position of Depositors; Power of Attorney:  (a) The
                       -----------------------------------------------
Depositors shall be jointly and severally liable for the obligations imposed upon and undertaken by the Depositors hereunder. At all times prior to the termination of the Trust and while more than one Depositor shall be acting hereunder, there shall be maintained on file with the Trustee a power of attorney (which, initially, constitutes part of the Closing Memorandum delivered by the Trustee and the Depositor in connection with the deposit made pursuant to
Section 2.1) executed in favor of one Depositor by the other Depositor constituting and appointing the non-executing Depositor the trust and lawful agent and attorney-in-fact of the executing Depositor to execute and deliver for and on behalf of the executing Depositor any and all notices, opinions, certificates, lists, demands, directions, instruments or other documents provided or permitted to be executed or delivered by the Depositors hereunder or to take any other action in respect hereof. Such power of attorney shall continue in effect as to the executing Depositor until written notice of revocation thereof has been given by such executing Depositor to the Trustee and the non-executing Depositor. Prior to receipt of such notice of revocation, the Trustee shall be entitled to rely conclusively upon such power of attorney as authorizing the non-executing Depositor to give any notice, opinion, certificate, list, demand, direction, instrument or other document provided for or permitted hereunder or to take any other action in respect hereof on behalf of the executing Depositor as to which such power of attorney is in effect.

          (b) In the event that the power of attorney referred to in paragraph
(a) shall be revoked by written notice given by an executing Depositor and it shall not be replaced within one Business Day by another power of attorney conforming with the requirements of said paragraph, the Depositors shall be deemed to have been unable to reach agreement with respect to an action to be taken jointly by them hereunder and thereupon the Depositor which has revoked the power of attorney executed by it shall be discharged hereunder upon the expiration of such one-day period and thereupon the other Depositor shall act hereunder without the necessity of any other or further action on the part of the Depositors or of the Trustee.


          Section 7.6  Resignation and Removal of Portfolio Supervisor;
                       ------------------------------------------------
Successor:  (a) The Portfolio Supervisor may resign and be discharged hereunder,
---------
by executing an instrument in writing resigning as Portfolio Supervisor and filing the same with the Depositors and the Trustee, not less than 60 days before the date specified in such instrument when, subject to paragraph (e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositors and the Trustee shall use their best efforts to appoint a successor portfolio supervisor having qualifications and at a rate of compensation satisfactory to the Depositors and the Trustee. Such appointment shall be made by written instrument executed by the Depositors and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Portfolio Supervisor and one copy to the successor portfolio supervisor. The Depositors or the Trustee may remove the Portfolio Supervisor at any time upon 30 days' written notice and appoint a successor portfolio supervisor having qualifications and at a rate of compensation satisfactory to the Depositors and the Trustee, provided, however, that so long as ING Funds Distributor, Inc. is acting as Depositor, the Trustee shall have no power to remove the Portfolio Supervisor. Such appointment shall be made by written instrument executed by the Depositors and the Trustee, in duplicate, one copy of which shall be delivered to the Portfolio Supervisor so removed and one copy to the successor portfolio supervisor. Notice of such resignation or removal and appointment of a successor portfolio supervisor shall be mailed by the Trustee to each Unitholder then of record.

          (b) Any successor portfolio supervisor appointed hereunder shall execute, acknowledge and deliver to the Depositors and the Trustee an instrument accepting such appointment hereunder, and such successor portfolio supervisor without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with the like effect as if originally named Portfolio Supervisor herein and shall be bound by all the terms and conditions of this Indenture.

          (c) In case at any time the Portfolio Supervisor shall resign and no successor portfolio supervisor shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositors and the Trustee, the Portfolio Supervisor may forthwith apply to a court of competent jurisdiction for the appointment of a successor portfolio supervisor. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor portfolio supervisor.

          (d) Any corporation into which the Portfolio Supervisor hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Portfolio Supervisor hereunder shall be a party, shall be the successor portfolio supervisor under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Portfolio Supervisor may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

          (e) Any resignation or removal of the Portfolio Supervisor and appointment of a successor portfolio supervisor pursuant to this Section shall become effective upon acceptance of appointment by the successor portfolio supervisor as provided in subsection (b) hereof.

          Section 7.7  Liability of Portfolio Supervisor and Indemnification:
                       -----------------------------------------------------
(a) The Portfolio Supervisor shall be under no liability to the Depositors, the Trust or the Unitholders for any action or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any Securities, provided, however, that this provision shall not protect the Portfolio Supervisor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Portfolio Supervisor may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, the Trustee's counsel or any other person for any matters arising hereunder. The Portfolio Supervisor shall in no event be deemed to have assumed or incurred any liability, duty, or obligation to any Unitholder or the Trustee other than as expressly provided for herein.

          (b) The Trust shall pay and hold the Portfolio Supervisor harmless from and against any loss, liability or expense incurred in acting as Portfolio Supervisor of the Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder, including the costs and expenses of the defense against any claim or liability in the premises. The Portfolio Supervisor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability, provided, however, that the Portfolio Supervisor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and shall be paid directly by the Trustee out of the Income and Principal Accounts as provided by Section 3.5.

          (c) None of the provisions of this Indenture shall be deemed to protect or purport to protect the Portfolio Supervisor against any liability to the Trust or to the Unitholders to which the Portfolio Supervisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Portfolio Supervisor's reckless disregard of its obligations and duties under this Indenture.

          (d) Notwithstanding the discharge of the Portfolio Supervisor of the Trust, the Portfolio Supervisor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Indenture by the Portfolio Supervisor before the date of such discharge or by the undischarged Portfolio Supervisor before or after the date of such discharge, as fully and to the same extent as if no discharge has occurred.


                                   ARTICLE 8

                             RIGHTS OF UNITHOLDERS

          Section 8.1  Beneficiaries of Trust:  By the purchase and acceptance
                       ----------------------
or other lawful delivery and acceptance of any Unit the Unitholder shall be deemed to be a beneficiary of the Trust created by this Indenture and vested with all right, title and interest in the Trust to the extent of the Unit or Units, subject to the terms and conditions of this Indenture.

          Section 8.2  Rights, Terms and Conditions:  In addition to the other
                       ----------------------------
rights and powers set forth in the other provisions and conditions of this Indenture the Unitholders shall have the following rights and powers and shall be subject to the following terms and conditions:

          (a) A Unitholder may at any time prior to the Evaluation Time on the date the Trust is terminated tender his or her Unit or Units to the Trustee for redemption in accordance with Section 5.2.

          (b) The death or incapacity of any Unitholder shall not operate to terminate this Indenture or the Trust, nor entitle his or her legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he or she may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

          (c) No Unitholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, be construed so as to constitute the Unitholders from time to time as partners; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture for any other cause whatsoever.


                                   ARTICLE 9

                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

          Section 9.1  Amendments:  This Indenture may be amended from time to
                       ----------
time by the parties hereto or their respective successors, without the consent of any of the Unitholders (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; (b) to change any provision required by Securities and Exchange Commission or any successor governmental agency to be changed; or (c) to make such other provision in regard to matters or questions arising hereunder as shall not adversely affect the interests of the Unitholders (as determined by the Depositors); provided, however, that the parties hereto may not amend this Indenture so as to (1) increase the number of Units above the number set forth in Part II of the Reference Trust Agreement or such lesser amount as may be outstanding at any time during the term of this Indenture, except as the result of the deposit of Additional Securities as herein provided, or (2) except in the manner permitted by the Indenture as in effect on the date of the first deposit of Securities under a particular Indenture, permit the deposit or acquisition hereunder of securities either in addition to or in replacement of any of the Securities.

          This Indenture may also be amended from time to time by the Depositors and the Trustee (or the performance of any of the provisions or this Indenture may be waived) with the expressed written consent of Unitholders evidencing 66-2/3% of the Units at the time outstanding under the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Unitholders; provided, however, that no such amendment or waiver shall (i) reduce the interest in the Trust represented by such Units without the consent of the Unitholder, (ii) reduce the aforesaid percentage of Units, the holders of which are required to consent to any such amendment, without the consent of the holders of all Units then outstanding, (iii) affect the duties, obligations and responsibilities of the Trustee without its consent or (iv) affect the Trust's status as a grantor trust as set forth in Section 3.15.

          Unless the Depositors otherwise direct, notice of any such amendment shall be included in the annual statement provided pursuant to Section 3.07.

          Section 9.2  Termination:  Unless previously terminated pursuant to
                       -----------
the provisions hereof, this Indenture and the Trust created hereby shall terminate as of the Evaluation Time on the Termination Date or upon the date of the earlier maturity, redemption, sale or other disposition as the case may be of the last Security held hereunder; provided that in no event shall the Trust continue beyond the "Mandatory Termination Date" specified in the Prospectus for the Trust.

          Written notice of any termination shall be given by the Trustee to each Unitholder at his or her address appearing on the registration books of the Trustee.

          In the event of any termination of the Trust prior to the Termination Date, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 9.2 except that in such event, the distribution to each Unitholder shall be made in cash and shall be such Unitholder's pro rata interest in the balance of the Principal and Income Account after the deductions herein provided.

          In the event that the Trust terminates on the Termination Date, the Trustee shall, not less than 30 days prior to the Termination Date, send a written notice to each Unitholder. Such notice shall allow each Unitholder of record, to elect to redeem his Units at the net asset value on the Termination Date and to receive, in partial payment of the Redemption Price per Unit, an in-kind distribution of such Unitholder's pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for such in-kind distribution received by the close of business on the Termination Date. Redemption of the Units of Unitholders electing such in-kind distribution shall be made on the third business day following the Termination Date and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Termination Date) to the extent of whole shares and (2) cash equal to the balance of such Unitholder's Redemption Price. Unitholders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash. The Trustee shall distribute the Unitholder's Securities to the account of the Unitholder's bank or broker-dealer at Depositary

Trust Company. An in-kind distribution shall be reduced by customary transfer and registration charges incurred by the Trustee.

          The balance of the Securities shall be sold over a period described in the Prospectus of the Trust. The Depositors shall direct the Trustee to sell the Securities in such manner as the Depositors determine will produce the best price for the Trust. If so directed, the Trustee shall use the services of the Depositors to effect such sales.

          In the event that the Depositors direct the Trustee that certain Securities will be sold to a new series of the Trust (a "New Series"), the Depositors will certify to the Trustee, within five days of each sale from a Trust to a New Series, (1) that the transaction is consistent with the policy of both the Trust and the New Series, as recited in their respective registration statements and reports filed under the Investment Company Act of 1940, (2) the date of such transaction and (3) the closing sales price on the national securities exchange for the sale date of the securities subject to such sale. The Trustee will then countersign the certificate, unless the Trustee disagrees with the closing sales price listed on the certificate, whereupon the Trustee will promptly inform the Depositors orally of any such disagreement and return the certificate within five days to the Depositors with corrections duly noted. Upon the Depositors' receipt of a corrected certificate, if the Depositors verify the corrected price by reference to an independently published list of closing sales prices for the date of the transactions, the Depositors will ensure that the price of Units of the New Series, and distributions to holders of the Trust with regard to redemption of their Units or termination of the Trust, accurately reflect the correct price. To the extent that the Depositors disagree with the Trustee's corrected price, the Depositors and the Trustee will jointly determine the correct sales price by reference to a mutually agreeable, independently published list of closing sales prices for the date of the transaction. The Depositors and Trustee will periodically review the procedures for sales and make such changes as they deem necessary, consistent with Rule 17a-7(e)(2). The Depositors will maintain records of the procedures and of each transaction will be maintained as provided in Rule 17a-7(f). The Trustee shall bear no responsibility for any sale made pursuant to the Depositors' instruction as provided in this paragraph.

          Within a reasonable period of time after such termination and liquidation of Securities, the Trustee shall:

          (a) deduct from the Income Account or, to the extent that funds are not available in such account, from the Principal Account and pay to itself individually an amount equal to the sum of

          (1)  its accrued compensation for its ordinary recurring services,

          (2) any compensation due it for its extraordinary services, and

          (3) any other costs, expenses, advances or indemnities as provided herein.

          (b) deduct from the Income Account or, to the extent that funds are not available in such account, from the Principal Account and pay accrued and unpaid fees of counsel pursuant to Section 3.9;

          (c) deduct from the Income Account or the Principal Account any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture;

          (d) make a final distribution from the Trust of such Unitholder's pro rata share of the cash balances of the Income and Principal Accounts and, on the conditions set forth in Section 3.4 hereof, the balance of the Reserve Account, if any;

          (e) together with such distribution to each Unitholder as provided for in (d), furnish to each such Unitholder a final distribution statement as of the date of the computation of the amount distributable to Unitholders, setting forth the data and information in substantially the form and manner provided for in Section 3.6 hereof; and

          (f) distribute to each Unitholder receiving the distribution provided in paragraph (d) any dividends, which on the Termination Date were declared, but not received, net of any and all expenses not previously deducted, within a reasonable time of their receipt.

          The amounts to be so distributed to each Unitholder shall be that pro rata share of the balance of the total Income and Principal Accounts as shall be represented by the Units held of record by such Unitholder.

          The Trustee shall be under no liability with respect to moneys held by it in the Income, Reserve and Principal Accounts upon termination except to hold the same in trust without interest until disposed of in accordance with the terms of this Indenture.

          Upon the Depositors' request, the Trustee will include in the written notice to be sent to Unitholders referred to in the fourth paragraph of this section a form of election whereby Unitholders may express interest in investing their terminating distribution in units of another series of the Schwab Trusts (the "New Series"). The Trustee will inform the Depositors of all Unitholders who, within the time period specified in such notice, express such interest.
The Depositors will provide to such Unitholders applicable sales material with respect to the New Series and a form, acceptable to the Trustee, whereby a Unitholder may appoint the Distribution Agent the Unitholder's agent to apply the Unitholder's distribution for the acquisition of a unit or units of the New Series (a "Rollover"). Such form will specify, among other things, the time by which it must be returned to the Trustee in order to be effective and the manner in which such purchase shall be made. Redemption of the Units of the Unitholders electing such Rollover shall be made by distribution to the Distribution Agent on behalf of redeeming Unitholder on a date on or prior to the Termination Date selected by the Depositors and specified in the notice (the

"Rollover Date") and shall consist of (1) such Unitholder's pro rata share of Securities (valued as of the Rollover Date) and (2) cash equal to the balance of the Unitholder's Redemption Price. The Distribution Agent will dispose of such assets in accordance with the provisions of the Distribution Agency Agreement. In the event that the Depositors determine that an in-kind deposit into the New Series pursuant to Section 1.02 of the Distribution Agency Agreement will not be permitted, the Units owned by the Unitholders electing investment in a New Series will be redeemed pursuant to Section 5.2(a) and the above-described notice will include a form, acceptable to the Trustee, whereby a Unitholder may appoint the Trustee the Unitholder's agent to apply the Unitholder's cash distribution for the purchase of a unit or units of the New Series. This paragraph shall not obligate the Depositors to create any New Series or to provide any such investment election.

          Section 9.3  Construction:  This Indenture is executed and delivered
                       ------------
in the State of New York, and all local laws or rules of construction of such State shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

          Section 9.4  Registration of Units:  The Depositors agree and
                       ---------------------
undertake to register the Units with the Securities and Exchange Commission or other applicable governmental agency pursuant to applicable Federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of the Trust created hereunder, and the Trustee shall incur no liability or be under any obligation or expense in connection therewith.

          Section 9.5  Written Notice:  Any notice, demand, direction or
                       --------------
instruction to be given to the Depositors hereunder shall be in writing and shall be duly given if mailed or delivered to the agent for the Depositors designated pursuant to Section 7.5 as follows: if to Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; if to ING Funds Distributor, Inc., 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 or at such other address as shall be specified by the Depositors to the Trustee in writing. Any notice to be given to the Portfolio Supervisor shall be in writing and shall be given if mailed or delivered to the Portfolio Supervisor at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380 or at such other address as shall be specified to the Trustee and Schwab by the Portfolio Supervisor in writing. Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the Trustee at 4 New York Plaza, New York, New York 10004, or such other address as shall be specified to the Depositors by the Trustee in writing. Any notice to be given to the Unitholders shall be duly given if mailed or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

          Section 9.6  Severability:  If any one or more of the covenants,
                       ------------
agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy or express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Units or the rights of the holders thereof.

          Section 9.7  Dissolution of Depositors Not to Terminate:  The
                       ------------------------------------------
dissolution of one or all of the Depositors from or for any cause whatsoever shall not operate to terminate this Indenture or the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

               [Signatures and acknowledgments on separate pages.]

                            THE CHASE MANHATTAN BANK
                                    Trustee


                                        By: /s/ ROSALIA RAVIELE
                                            -------------------
                                            Vice President



STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NEW YORK       )


          On this 15th day of May, 2000, before me personally appeared Rosalia Raviele, to me known, who being by me duly sworn, said that he/she is an Authorized Signator of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                             /s/ Ann LoBrutto
                                             ------------------------------
                                             Notary Public

                                    Notary Public, State of New York
                                    No. 24-01LO4780467
                                    Qualified in Kings County
                                    Commission Expires March 30, 2001

                          ING FUNDS DISTRIBUTOR, INC.
                                   Depositor


                                        By:       /s/ Peter DeMarco
                                            ----------------------------------
                                                  Authorized Signator



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 10th day of May, 2000, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of ING Funds Distributor, Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                      /s/ Michael Rosella
                                      --------------------------------------
                                         Notary Public

                              MICHAEL R. ROSELLA
                              NOTARY PUBLIC, State of New York
                              No. 31-5016879
                              Qualified in New York County
                              Commission Expires 9/26/2001

                           CHARLES SCHWAB & CO, INC.
                                   Depositor



                                             By:       /s/  James C. White
                                                ------------------------------
                                                       Authorized Signator



STATE OF CALIFORNIA      )
                         : ss:
COUNTY OF SAN FRANCISCO  )

          On this 10th day of May, 2000, before me personally appeared James C. White, to me known, who being by me duly sworn, said that he is an Authorized Signator of Charles Schwab & Co., Inc. the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                       /s/ Andrew F. Albright
                                       -------------------------------------
                                              Notary Public

                              ANDREW F. ALBRIGHT
                              COMM. # 1252845
                              NOTARY PUBLIC CALIFORNIA
                              SAN FRANCISCO COUNTY
                              My Comm. Expires Feb. 7, 2004

                                             ING MUTUAL FUNDS MANAGEMENT CO. LLC
                                                 Portfolio Supervisor


                                                By:   /s/ Peter DeMarco
                                                   --------------------------
                                                    Authorized Signator



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 10th day of May, 2000, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of the Portfolio Supervisor, one of the entities described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the sole member of said limited liability company.



                                   /s/ Michael Rosella
                                   --------------------------------------
                                  Notary Public

                              MICHAEL R. ROSELLA
                              NOTARY PUBLIC, State of New York
                              No. 31-5016879
                              Qualified in New York County
                              Commission Expires 9/26/2001